                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       September 21, 1998
                                                  -----------------------------

                               Altris Software, Inc.
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                 (Exact name of registrant as specified in charter)

          California                     0-15935                 95-3634089
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(State or other jurisdiction of   (Commission file number)    (IRS employer
        incorporation)                                       identification no.)

9339 Carroll Park Drive, San Diego, California                     92121
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(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code          (619) 625-3000
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                                 Not applicable
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         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On September 21, 1998, Altris Software, Inc. ("Altris") completed the sale of certain assets related to its Rapid Information Presentation Services (RIPS) product (the "RIPS Product") to Structural Dynamics Research Corporation ("SDRC"). In addition to the sale of this document management software technology, Altris also agreed to license certain related software to SDRC on a perpetual, royalty-free basis (the "Licensed Software," and together with the RIPS Product, the "Assets"). The purchase price for the Assets consisted of (i) $3,125,000 in cash (less $750,000 previously paid by SDRC to Altris for prepaid license fees under a Marketing Services and Integration Agreement, dated as of December 31, 1997, between Altris and SDRC (the "Marketing Agreement") and (ii) SDRC's assumption of certain executory obligations of Altris under a customer contract. In addition, under the terms of the Acquisition Agreement, the parties agreed to certain cross-maintenance obligations, on a fee basis, for services rendered to support the underlying technology. Further details regarding the terms of the transaction can be found in the Acquisition Agreement, dated September 21, 1998, between Altris and SDRC, a copy of which is attached hereto as
Exhibit 10.1.

          Pursuant to the terms of the Marketing Agreement, Altris developed the RIPS Product in conjunction with SDRC for SDRC's product data management
(PDM) product known as Metaphase. SDRC's acquisition of the RIPS Product gives SDRC full ownership rights to the jointly developed product. The sale of the RIPS Product expressly excluded any software or programs comprising the Altris Enabler, Altris EB or any other Altris products other than the RIPS Product.

ITEM 7.     EXHIBITS.

     (c)  Exhibits:

10.1 Acquisition Agreement, dated September 21, 1998, by and between Structural Dynamics Research Corporation and Altris Software, Inc.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 7, 1998

                                               ALTRIS SOFTWARE, INC.

                                               By: /s/ John W. Low
                                                   -----------------------
                                                   John W. Low
                                                   Chief Financial Officer


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EXHIBIT INDEX

                                                                                   SEQUENTIALLY
                                                                                     NUMBERED
EXHIBIT NO.                     DESCRIPTION                                            PAGE
-----------                     -----------                                            ----
10.1         Acquisition Agreement, dated September 21, 1998, by and between            5
             Structural Dynamics Research Corporation and Altris Software, Inc.


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